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Exhibit 4.01

SHARES
NUMBER ALBR
[ALIBRIS, INC. LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES
CUSIP 01609T 10 9

THIS CERTIFIES THAT

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.00001 PAR VALUE PER SHARE, OF
ALIBRIS, INC.

(hereinafter called the "Company") transferable on the books of the Company by said owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
/s/ Steven G. Gillan CHIEF FINANCIAL OFFICER	/s/ Martin Manley PRESIDENT AND CHIEF EXECUTIVE OFFICER
[Corporate Seal]
COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES, LLC
TRANSFER AGENT AND REGISTRAR
By

AUTHORIZED SIGNATURE

ALIBRIS, INC.

        The Company will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of series thereof which the Company is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof. Any such request should be made to the Secretary of the Company at its principal place of business or to the Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—		Custodian (until age )
					(Cust)		(Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                                                                                                                                                     hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
to transfer the said stock on the books of the within named Company with full power of substitution in the premises
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
	NOTICE	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.01